[Aetna logo] Individual Application   Aetna Life Insurance and Annuity Company
              For Annuity Contract     151 Farmington Avenue
                                       Hartford, CT   06156-8022
--------------------------------------------------------------------------------
Customer Information                                Billing Group No.


--------------------------------------------------------------------------------
1. Name of Annuitant (Last, First, Initial)


--------------------------------------------------------------------------------
   Street (No. & Street / PO Box)                 Social Security No.


--------------------------------------------------------------------------------
   City/Town                           State                 Zip Code


--------------------------------------------------------------------------------
2. [ ] Male   [ ] Female        3. Birthdate             4. Annuity Start Age

--------------------------------------------------------------------------------
5. Name of Contract Holder if other than above (Last, First, Initial)


--------------------------------------------------------------------------------
    Street (No. & Street / PO Box)


----------------------------------------------------------------------------- --
    City/Town                           State                  Zip Code


--------------------------------------------------------------------------------
    Occupation of Contract Holder                              Annual Income


--------------------------------------------------------------------------------
    Tax Identification No. or Social Security No.              Birthdate


--------------------------------------------------------------------------------
6. Name of Employer


--------------------------------------------------------------------------------
   Street (No. & Street / PO Box)        City/Town          State    Zip Code


--------------------------------------------------------------------------------
    Are you associated with a National Association of
    Securities Dealers Member:    [ ] No      [ ] Yes
    If yes, please specify.

================================================================================
Account Information
--------------------------------------------------------------------------------
7. Name of Plan (if any)


--------------------------------------------------------------------------------
8.   Type of plan and section of Internal Revenue Code (if any) under which plan is to qualify:
     [ ] IRA (408 (b))                [ ] Deferred Compensation (457)
     [ ] Public School (403(b))       [ ] 501(c)(3) (403(b))
     [ ] SEP (408(k))                 [ ] Other ________________________________


--------------------------------------------------------------------------------
9.  If single payment, payout will be:  [ ] Deferred(1)   [ ] Immediate(2)
                                        [ ] Single payment amount $ _________
    If applying for a Single Premium Immediate Annuity Contract, please also complete the Aetna Settlement Election Form.

--------------------------------------------------------------------------------

10. If installment plan:
    Payment frequency    [ ] 01   [ ] 02   [ ] 04   [ ] 12
                         [ ] Other _____________ (please specify)

--------------------------------------------------------------------------------

11. Installment payment amount $ _________________

     Contract effective date
12.  (Installment payments only) _________________
--------------------------------------------------------------------------------
13.  Will this contract change or replace any existing life insurance or
     annuity contract?      [ ] Yes     [ ] No
     If yes, please provide carrier name, account number, and date to be cancelled: _____________________________________________________________

--------------------------------------------------------------------------------
14.   Special Requests _________________________________________________________

      __________________________________________________________________________

================================================================================
15. Investment Options (See "Supplement to Application for Annuity Contract")
--------------------------------------------------------------------------------
(1)   Defer benefit payment(s) to some future date.   Home Office Use
(2)   Receive benefit payment(s) immediately.         Accepted ________________
--------------------------------------------------------------------------------
710.00.16H (NY) (11/97)               Page 1 of 3 - Incomplete without all pages

--------------------------------------------------------------------------------
16. Beneficiary(ies)
    For Deferred Compensation Plans, the Contract Holder is automatically the beneficiary

--------------------------------------------------------------------------------
Primary     Name                                 Relation

            --------------------------------------------------------------------
            Social Security No.                  Birthdate


--------------------------------------------------------------------------------
Contingent  Name                                 Relation

            --------------------------------------------------------------------
            Social Security No.                  Birthdate


--------------------------------------------------------------------------------
Unless otherwise requested:

[bullet] Payment will be made in equal shares to the primary beneficiaries who survive the Contract Holder or Annuitant. If none survives, payment will be made in equal shares to contingent beneficiaries who survive the Contract Holder or Annuitant.

[bullet] If no beneficiary survives, payment will be made to executors or administrators of the Contract Holder's or Annuitant's estate.

[bullet] If a class of beneficiaries exists (i.e., "the Contract Holder's or Annuitant's children"), payment will be made in equal shares. Each person who is a member of the class and living at the time of the Contract Holder's or Annuitant's death receives payment whether or not specifically named in the beneficiary designation.

--------------------------------------------------------------------------------
17. I understand that annuity payments and termination values (if any) provided by this contract when based on the investment experience of a separate account are variable and not guaranteed as to a fixed dollar amount. However, fixed and/or general account funds will not vary and are guaranteed as to a fixed dollar amount.

     The following individuals/organizations will receive compensation from this purchase:

     ---------------------------------     -------------------------------------

     ---------------------------------     -------------------------------------

--------------------------------------------------------------------------------

I acknowledge receipt of prospectus number (see cover) _____________________, dated ______________, as well as current prospectuses pertaining to all variable and other registered investment options under the contract.
[ ] Please send a Statement of Additional Information for the current prospectus.

--------------------------------------------------------------------------------
Dated at (City and State)                              Date (mm/dd/yy)



--------------------------------------------------------------------------------
Witness                          Annuitant             Contract Holder



--------------------------------------------------------------------------------
Corrections and amendments (Home Office Use Only). Errors and omissions may be corrected by the Company but no change in plan, age at issue, birthdate, classification, amount, extra benefits, change of allocation or allocation omitted may be made without written consent of the owner. (N/A in W.Va.)


--------------------------------------------------------------------------------
Producer's Note:
Do you have any reason to believe any existing life
  insurance or annuity contracts will be modified or replaced if this
contract is issued?   [ ] Yes    [ ] No


--------------------------------------------------------------------------------
Signature of Producer/Agent

710.00.16H (NY) (11/97)               Page 2 of 3 - Incomplete without all pages

[Aetna    Supplement to Application    Aetna Life Insurance and Annuity Company
logo]     for Annuity Contract         151 Farmington Avenue
                                       Hartford, CT   06156-8022
--------------------------------------------------------------------------------

Investment Options                 Global / International Growth
                       ________ %  [107] Fidelity VIP Overseas Portfolio
Enter the percentage   ________ %  [123] Janus Aspen Worldwide Growth Portfolio
of payment(s) to be    ________ %  [104] PPI Scudder International Growth Portfolio

allocated to each                  Aggressive Growth
investment option.     ________ %  [042] Aetna Variable Small Company Portfolio
                       ________ %  [119] Janus Aspen Aggressive Growth Portfolio
Total must be 100%.    ________ %  [106] PPI MFS Emerging Equities Portfolio

                                   Growth
Investment options     ________ %  [041] Aetna Variable Capital Appreciation Portfolio
are grouped within     ________ %  [040] Aetna Variable Growth Portfolio
their respective       ________ %  [109] Fidelity VIP Growth Portfolio
asset classes, which   ________ %  [133] Fidelity VIP II Contrafund Portfolio
are listed in order    ________ %  [117] Janus Aspen Growth Portfolio
from aggressive to     ________ %  [105] PPI MFS Research Growth Portfolio
conservative.          ________ %  [100] PPI MFS Value Equity Portfolio
                       ________ %  [111] PPI T. Rowe Price Growth Equity Portfolio

Check with your                    Growth & Income (Stocks)
employer to            ________ %  [001] Aetna Variable Fund
determine investment   ________ %  [035] Aetna Variable Index Plus Portfolio
options available      ________ %  [108] Fidelity VIP Equity Income Portfolio

under your                         Growth & Income (Stocks & Bonds)
employer's plan.       ________ %  [008] Aetna Investment Advisers Fund
                       ________ %  [101] Calvert Responsibly Invested Balanced Portfolio
For IRA/SEP plans      ________ %  [124] Janus Aspen Balanced Portfolio

please refer to the                Asset Allocation
prospectus for         ________ %  [031] Aetna Ascent Variable Portfolio
investment options     ________ %  [032] Aetna Crossroads Variable Portfolio
available in your      ________ %  [033] Aetna Legacy Variable Portfolio

contract.                          Income
                       ________ %  [004] Aetna Income Shares
Changes to             ________ %  [118] Janus Aspen Flexible Income Portfolio

investment                         Stability of Principal
selections must be     ________ %  [002] Aetna Fixed Account
initialed by the       ________ %  [025] Aetna Guaranteed Accumulation Account (GAA) - Long Term
Applicant.             ________ %  [024] Aetna Guaranteed Accumulation Account (GAA) - Short Term
                       ________ %  [003] Aetna Variable Encore Fund
                          100%     TOTAL

710.00.16H (NY) (11/97)              Page 3 of 3 - Incomplete without all pages